UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  February 10, 2012 (February 8, 2012)

CRIMSON EXPLORATION INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-12108 (Commission File Number)	20-3037840 (IRS Employer Identification No.)

717 Texas Ave., Suite 2900, Houston Texas 77002
(Address of Principal Executive Offices)

(713) 236-7400
(Registrant’s telephone number, including area code)

_____________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))
[]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Item 8.01                   Other Events.

On February 8, 2012, Crimson Exploration Inc. issued a press release providing an Eagle Ford Shale and Woodbine Operational Update.  A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished pursuant to Item 8.01 in this report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release dated February 8, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CRIMSON EXPLORATION INC.

Date: February 10, 2012	/s/ E. Joseph Grady
E. Joseph Grady
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated February 8, 2012

EXHIBIT 99.1

Crimson Exploration Inc. Provides an Eagle Ford Shale and Woodbine Operational Update
Houston, TX – (BUSINESS WIRE) – February 8, 2012 - Crimson Exploration Inc. (NasdaqGM: CXPO) announced another successful oil well in Karnes County, Texas and provided status updates for current Eagle Ford and Woodbine wells currently in process.

Eagle Ford Shale - South Texas

In Karnes County, the Littlepage McBride #7 (53% WI) commenced production at a gross initial production rate of 1,019 Boepd, or 840 barrels of oil, 67 barrels of natural gas liquids, and 672 thousand cubic feet of gas per day, on a 16/64th choke and 2,119 psi of flowing tubing pressure. The well was drilled to a total measured depth of 16,435 feet, including a 5,950 foot lateral, and was completed using 19 stages of fracture stimulation. Average gross initial production rates for our seven wells in this area is 1,060 Boepd. One mile north of the #7 well location, the Glasscock A #1 (95.5% WI) is currently drilling at 14,439 feet toward a total measured depth of 16,870 feet, including a 6,000 foot lateral. We anticipate completing this well, using 18 - 20 stages of fracture stimulation, during the latter part of the first quarter.

In Dimmit County, the Beeler #1 (50% WI) was drilled to a total measured depth of 14,428 feet, including a 7,200 foot lateral, and was completed using 20 stages of fracture stimulation. Flowback operations have recently begun and we anticipate having production results in the following weeks.

In Zavala County, the KM Ranch #2 (50% WI) was drilled to a total measured depth of 12,875 feet, including a 6,100 foot lateral, and will be completed using 20 stages of fracture stimulation. This well was drilled in 15 days which is an 11 day improvement over the Beeler and the KM Ranch #1 wells. We anticipate completion operations to begin in the latter part of the first quarter with first production expected in April.

Woodbine Formation - Southeast Texas

In Madison County, the Mosley #1H (89% WI) is drilling at 14,065 feet toward a total measured depth of 16,930 feet. Crimson anticipates conducting 20 - 24 stages of fracture stimulation in the planned 7,500 foot lateral and remains on schedule to commence completion operations mid-February with initial production, given success, expected to begin in early March. Upon completion of drilling operations at the Mosley #1H, the rig will move approximately 1.5 miles to the north to begin drilling operations on the Grace Hall #1H (68% WI). As indicated in our capital budget, we anticipate being active in the Woodbine for all of 2012 and have already permitted 3 additional wells, with 6 more permits planned for the year.

Crimson Exploration is a Houston, TX-based independent energy company engaged in the acquisition, development, exploitation and production of crude oil and natural gas, primarily in the onshore Gulf Coast regions of the United States.  The Company owns and operates conventional properties in Texas, Louisiana, Colorado and Mississippi, including approximately 5,400 net acres in the Haynesville Shale, Mid-Bossier, and James Lime plays in San Augustine and Sabine counties in East Texas, approximately 8,000 net acres in the Eagle Ford Shale in South Texas, approximately 17,000 net acres in Madison and Grimes counties in Southeast Texas and approximately 11,000 net acres in the Denver Julesburg Basin of Colorado.

Additional information on Crimson Exploration Inc. is available on the Company's website at http://crimsonexploration.com.

This press release includes “forward-looking statements” as defined by the Securities and Exchange Commission (“SEC”) and applicable securities laws. Such statements include those concerning Crimson’s strategic plans, expectations and objectives for future operations. All statements included in this press release that address activities, events or developments that Crimson expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions Crimson made based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond Crimson’s control. Statements regarding future production, revenue, cash flow operating results,  leverage, drilling rigs operating, drilling locations, funding, derivative transactions, pricing, operating costs and capital spending, tax rates, and descriptions of our development plans are subject to all of the risks and uncertainties normally incident to the exploration for and development and production of oil and gas. These risks include, but are not limited to, commodity price changes, inflation or lack of availability of goods and services, environmental risks, the proximity to and capacity of transportation facilities, the timing of planned capital expenditures, uncertainties in estimating reserves and forecasting production results, operating and drilling risks, regulatory changes and the potential lack of capital resources. All forward-looking statements are based on our forecasts for our existing operations and do not include the potential impact of any future acquisitions.  Investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. Please refer to our filings with the SEC, including our Form 10-K for the year ended December 31, 2010, and subsequent filings for a further discussion of these risks. Existing and prospective investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

Contacts:               E. Joseph Grady, Senior Vice President and Chief Financial Officer
Josh Wannarka, Manager of Investor Relations and FP&A
713-236-7400

Source:  Crimson Exploration Inc.